UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 21, 2014

         HII TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

                     Delaware

  0-30291

03-0453686

     (State or other jurisdiction                                              (Commission                                     (IRS Employer

             of incorporation)                                                       File Number)                                   Identification No.)

                                               710 North Post Oak Road, Houston, Texas

                                                77024

                                                       (Address of principal executive offices)                                               (Zip Code)

Registrant’s telephone number, including area code:

(713) 821-3157

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

See Item 3.02 below.

Section 3 – Securities and Trading Markets

Item 3.02   Unregistered Sales of Equity Securities.

From June 21, 2014 through July 2, 2014, we sold 4,000 units (“Units”) to 22 accredited investors at a price of $1,000 per Unit for total gross proceeds of $4,000,000 (of which 3,450 Units were purchased on or after June 27, 2014).  We are offering up to 4,000 Units with each Unit consisting of (i) 1 share of our Series A Convertible Preferred Stock (“Series A Preferred”) convertible into shares of our common stock, $0.001 par value per share (“Common Stock”) at a rate of $0.70 per share (the “Conversion Shares”), and (ii) common stock purchase warrants (“Warrants”) to purchase five-hundred fifty (500) shares of Common Stock with an exercise price of $1.00 per whole share exercisable for 3 years after issuance (the “Warrant Shares”).

The Conversion Shares and the Warrant Shares contain standard piggy back registration rights.  The terms of the Series A Preferred are subject to the terms and conditions of the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock attached hereto as Exhibit 3.1 to our Current Report on Form 8-K dated June 10, 2014 and filed with the SEC on June 17, 2014 and are incorporated herein by reference.  The Warrants are subject to the terms and conditions of the form of Warrant attached hereto as Exhibit 4.1 and incorporated by reference herein.  The terms of the private placement are more fully set forth in the form of Subscription Agreement attached hereto as Exhibit 10.1 and incorporated by reference herein.

We used $124,250 of these proceeds as payment for non-exclusive placement agent fees to FINRA registered broker-dealers.   In addition, approximately $500,000 was used to repay outstanding indebtedness under 10% promissory notes.  The remaining proceeds will used for working capital and general corporate purposes and to fund growth opportunities. These issuances were exempt under Rule 506 of the Securities Act of 1933, as amended.

Section 5 - Corporate Governance and Management

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In conjunction with the offering disclosed in Item 3.02 above, on June 27, 2014, we filed a Certificate of Increase (the “Certificate of Increase”) to the Certificate of Designation concerning our Series A Convertible Preferred Stock with the Secretary of State of the State of Delaware increasing the number of authorized shares of our Series A Convertible Preferred Stock from 3,000 to 4,000 shares. The Certificate of Increase is attached hereto as Exhibit 3.2 and incorporated by reference herein.

Section 9 – Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c)

Exhibits.

3.1

Certificate of Designation—Series A Preferred Stock*

3.2

Certificate of Increase—Series A Preferred Stock

4.1

Form of Warrant

10.1      Form of Subscription Agreement

*Filed as an exhibit to our Current Report on Form 8-K filed with the SEC on June 17, 2014 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HII TECHNOLOGIES, INC.

(Registrant)

Date:  July 3, 2014

By:

/s/ Matthew C. Flemming

Matthew C. Flemming, President

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